EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned do hereby certify that to the best of their knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on May 14, 2007 by DiaSys Corporation, to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of DiaSys Corporation.

        Dated: May 14, 2007

       S/ JEFFREY B. AARONSON

       Jeffrey B. Aaronson, President

        (principal executive officer)

        Dated: May 14, 2007

       S/ JEFFREY B. AARONSON

       Jeffrey B. Aaronson, Chief Financial Officer

        (principal financial officer)